Exhibit 10.12(c)
Amendment No. 3 to Gerard P. Tully, Sr. Consulting Agreement.



                          AMENDMENT TO TULLY AGREEMENT

     This Amendment to the Agreement dated as of December 1, 1995 (the "Agreement") is entered into as of July 1, 1999 between Flushing Savings Bank, FSB (the "Bank"), Flushing Financial Corporation ("the Company"), and Gerard P. Tully, Sr. ("Mr. Tully").

                                   WITNESSTH:

     The Agreement is amended as set forth herein;

          1. Section 3 of the Agreement is hereby amended by replacing the Aggregate fee per month to be $11,250.

          2. The amendment set forth in paragraph 1 hereof shall be effective July 1, 1999 and except as amended by paragraph 1 hereof, the Agreement shall remain in effect in accordance with its terms.

          IN WITNESS WHEREOF, Mr. Tully, the Bank and the Company have caused this Amendment to be executed on this 20th day of July, 1999.



                               FLUSHING SAVINGS BANK, FSB

                               By:  /s/  Michael J. Hegarty
                                    ----------------------------------------
                                     Michael J. Hegarty, President and C.E.O



                               FLUSHING FINANCIAL CORPORATION

                               By:  /s/  Anna M. Piacentini
                                    ----------------------------------------
                                     Anna M. Piacentini, Senior Vice President



                               By:   /s/  Gerard P. Tully, Sr.
                                    ----------------------------------------
                                     Gerard P. Tully, Sr.


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